Exhibit 10.1

AMENDMENT NO. 7

TO

THIRD AMENDED AND RESTATED PRECIOUS METALS AGREEMENT

THIS AMENDMENT NO. 7 TO THIRD AMENDED AND RESTATED PRECIOUS METALS AGREEMENT (this “Amendment”) is made as of September 30, 2016, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank (the “Metal Lender”); MATERION CORPORATION (f/k/a Brush Engineered Materials Inc.), an Ohio corporation (“BEM”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. (f/k/a Williams Advanced Materials Inc.), a New York corporation (“WAM”); MATERION TECHNICAL MATERIALS INC. (f/k/a Technical Materials, Inc.), an Ohio corporation (“TMI”); MATERION BRUSH INC. (f/k/a Brush Wellman Inc.), an Ohio corporation (“BWI”); MATERION TECHNOLOGIES INC. (f/k/a Zentrix Technologies Inc.), an Arizona corporation (“ZTI”); MATERION BREWSTER LLC (f/k/a Williams Acquisition, LLC), a New York limited liability company d/b/a Pure Tech (“Pure Tech”); MATERION PRECISION OPTICS AND THIN FILM COATINGS CORPORATION (f/k/a Thin Film Technology, Inc.), a California corporation (“TFT”); MATERION LARGE AREA COATINGS LLC (f/k/a Techni-Met, LLC), a Delaware limited liability company (“TML”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. (f/k/a Academy Corporation), a New Mexico corporation (“AC”); and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lender of a Joinder Agreement under the Precious Metals Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT, TML, AC and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.

WITNESSETH:

WHEREAS, the Metal Lender and the Customers are parties to a certain Third Amended and Restated Precious Metals Agreement, effective as of October 1, 2010, as amended by that certain Amendment No. 1, dated as of March 31, 2011, that certain Amendment No. 2, dated as of August 18, 2011, that certain Amendment No. 3, dated as of October 17, 2011; that certain Amendment No. 4, dated as of September 13, 2013; that certain Amendment No. 5, dated as of January 13, 2015; and that certain Amendment No. 6, dated as of April 10, 2015 (as amended, the “Precious Metals Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Precious Metals Agreement as hereinafter provided;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Precious Metals Agreement and agree, effective as of the date first written above, as follows:

1. Amendments.

(a) The definition of “Applicable Margin” appearing in Section 1 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” has the meaning set forth in that certain Confidential Fee Letter, dated as of September 30, 2016, among the Metal Lender, on the one hand, and the Customers, on the other hand.

(b) The definition of “Maturity Date” appearing in Section 1 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means September 30, 2019. Any obligations of the Customers under this Agreement which are not paid when due on or before the Maturity Date shall remain subject to the provisions of this Agreement until all Obligations are paid and performed in full.

(c) The term “Recalculation Statement” appearing in Section 1 of the Precious Metals Agreement and its related definition are hereby deleted in their entirety.

2. Confirmation. The Parties confirm that Materion Advanced Materials Technologies and Services LLC (f/k/a Academy Gallup, LLC) is no longer a Customer for any and all purposes under the Precious Metals Agreement.

3. Representations and Warranties. To induce the Metal Lender to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lender that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, after giving effect to this Amendment, no Default or Event of Default exists under the Precious Metals Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

5. Integration. The Precious Metals Agreement, as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Precious Metals Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Precious Metals Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Precious Metals Agreement, as amended hereby. The Precious Metals Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Lender. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Precious Metals Agreement or in connection therewith.

6. Ratification. Except as amended hereby, the Precious Metals Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

7. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

CUSTOMERS:

MATERION CORPORATION		MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC.

By:	/s/ Michael C. Hasychak	By:	/s/ Michael C. Hasychak
	Michael C. Hasychak		Michael C. Hasychak
	Vice President, Treasurer and Secretary		Vice President, Treasurer and Secretary

MATERION TECHNICAL MATERIALS INC.		MATERION BRUSH INC.

By:	/s/ Michael C. Hasychak	By:	/s/ Michael C. Hasychak
	Michael C. Hasychak		Michael C. Hasychak
	Vice President, Treasurer and Secretary		Vice President, Treasurer and Secretary

MATERION TECHNOLOGIES INC.		MATERION BREWSTER LLC

By:	/s/ Michael C. Hasychak	By:	/s/ Michael C. Hasychak
	Michael C. Hasychak		Michael C. Hasychak
	Chief Financial Officer and Secretary		Treasurer

MATERION PRECISION OPTICS AND THIN FILM COATINGS CORPORATION		MATERION LARGE AREA COATINGS LLC

By:	/s/ Gary W. Schiavoni	By:	/s/ Gary W. Schiavoni
	Gary W. Schiavoni		Gary W. Schiavoni
	Secretary		Asst. Secretary and Asst. Treasurer

MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP.

By:	/s/ Gary W. Schiavoni
Gary W. Schiavoni
Asst. Secretary and Asst. Treasurer

METAL LENDER:

THE BANK OF NOVA SCOTIA

By:	/s/ Bimal Das	By:	/s/ Karl Hernstein
Name:	Bimal Das	Name:	Karl Hernstein
Title:	Managing Director	Title:	Director

[Signature Page – Amendment No. 7]